Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Stellantis Financial Services, Inc. (the “Sponsor”) SFS Auto Funding, LLC (the “Depositor”) 5757 Woodway Drive, Suite 400 Houston, Texas 77057	21 May 2026

Re:	SFS Auto Receivables Securitization Trust 2026-2 (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, BofA Securities, Inc., Citigroup Global Markets Inc. and RBC Capital Markets, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of motor vehicle retail installment sale contracts secured by a combination of new and used automobiles, light-duty trucks, minivans and sport utility vehicles (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.

An electronic data file labeled “SFAST2026-2_InitialPoolCut_DT_2026-04-30.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 April 2026 (the “Cut-off Date”) relating to a pool of motor vehicle retail installment sale contracts secured by a combination of new and used automobiles, light-duty trucks, minivans and sport utility vehicles (the “Preliminary Receivables”) that are expected to be representative of the Receivables,

b.	Imaged copies of the following items (collectively, the “Source Documents”):

i.	Certain system screen shots and account summary information from the Sponsor’s servicing system (the “Servicing System Screen Shots”) and

ii.	Certain system screen shots and bookout vehicle information from the Sponsor’s loan origination system (the “Origination System Screen Shots”),

as applicable, that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Receivables (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

21 May 2026

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

2.

For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Customer number	Customer Number	Servicing System Screen Shots

Original amount financed	Original Balance	Servicing System Screen Shots

First scheduled payment date	First Payment Date	Servicing System Screen Shots

Original term to maturity	Original Term	Servicing System Screen Shots

Monthly payment	Monthly Payment	Servicing System Screen Shots

Interest rate	Customer Rate	Servicing System Screen Shots

Vehicle type (new/used)	New_Used	Origination System Screen Shots

Current state	State	Servicing System Screen Shots

VIN	VIN	Servicing System Screen Shots

FICO	FICO	Servicing System Screen Shots

Remaining term to maturity	Term Remaining	Servicing System Screen Shots and recalculation

Original LTV	LTV	Servicing System Screen Shots, Origination System Screen Shots and recalculation

Vehicle manufacturer	Vehicle Manufacturer	Servicing System Screen Shots

Current balance	Balance	Servicing System Screen Shots

Notes:

i.	The customer number Sample Characteristic is for identification purposes only.

ii.

For the purpose of comparing the original term to maturity Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the number of payments, as shown in the Servicing System Screen Shots.

iii.	For the purpose of comparing the current state Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the usury state, as shown in the Servicing System Screen Shots.

Exhibit 1 to Attachment A

iv.

The Sponsor, on behalf of the Depositor, indicated that certain of the Servicing System Screen Shots contained account activity that occurred after the Cut-off Date. For the purpose of comparing the remaining term to maturity and current balance Sample Characteristics, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity that occurred on or prior to the Cut-off Date.

v.

For the purpose of comparing the remaining term to maturity Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by subtracting the:

a.	Number of payments paid from

b.	Number of payments,

both as shown in the Servicing System Screen Shots.

vi.	For the purpose of comparing the original LTV Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original LTV by:

a.	Dividing the original amount financed, as shown in the Servicing System Screen Shots, by the bookout vehicle value, as shown in the Origination System Screen Shots,

b.	Multiplying the result obtained in a. above by 100 and

c.	Rounding the result obtained in b. above to the second decimal place (XX.XX).

vii.

For the purpose of comparing the vehicle manufacturer Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.